Supplement dated March 3, 2014
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Active Portfolios Multi-Manager Alternative Strategies Fund	1/1/2014
Information under the caption “Fund Management” in the Summary of the Fund section for Water Island Capital, LLC is hereby superseded and replaced with the following information:
Subadviser: Water Island Capital, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Ted Chen	Portfolio Manager of Water Island	Co-manager	2014
Roger Foltynowicz, CAIA	Portfolio Manager of Water Island	Co-manager	2012
Gregg Loprete	Portfolio Manager of Water Island	Co-manager	2012
Todd Munn	Portfolio Manager of Water Island	Co-manager	2012
The rest of the section remains the same.
The following is added to "Principal Risks" in the Summary of the Fund and the More Information About the Fund sections of the prospectus:
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through an underlying fund(s), involve risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated to the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated to the broad equity and/or fixed income/debt markets than was anticipated, and the fund may lose money.
The rest of the section remains the same.
Information in the section More Information About the Fund under the caption "Portfolio Managers" for Water Island Capital, LLC is hereby superseded and replaced with the following information:
Subadviser: Water Island Capital, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Ted Chen	Portfolio Manager of Water Island	Co-manager	2014
Roger Foltynowicz, CAIA	Portfolio Manager of Water Island	Co-manager	2012
Gregg Loprete	Portfolio Manager of Water Island	Co-manager	2012
Todd Munn	Portfolio Manager of Water Island	Co-manager	2012
Mr. Chen joined Water Island in 2013. Prior to joining Water Island, Mr. Chen was a Managing Director and Senior Event-Driven Strategist for Jefferies LLC and an Event-Driven Analyst for Citigroup Global Markets, Inc. Mr. Chen began his investment career in 2006 and earned an M.B.A. with a concentration in Finance from MIT Sloan School of Management and a B.S.E. in Computer Science from the University of Pennsylvania.
Mr. Foltynowicz joined Water Island in 2003. Mr. Foltynowicz began his investment career in 2003 and earned a B.S. from Presbyterian College and an M.B.A. from Pace Graduate School of Business.
Mr. Loprete joined Water Island in 2009. Prior to joining Water Island, Mr. Loprete worked at Keefe, Bruyette & Woods as a convertible and preferred trader. Mr. Loprete began his investment career in 1993 and earned a B.A. from the University of Delaware and an M.B.A. from New York University.
Mr. Munn joined Water Island in 2003. Mr. Munn began his investment career in 1993 and earned a B.S. from Gettysburg College and an M.B.A. from Fordham Graduate School of Business.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP100_08_003_(03/14)